SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Income (Expenses), Net) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 411	$ 689	$ 1,064
Other		156	433
Total financial income	411	845	1,497
Expenses:
Interest with respect to short-term bank credit and other	138	177	241
Interest with respect to long-term loans	2,081	2,341	2,719
Exchange rate differences	3,269	1,067	773
Other	1,162	692	999
Total financial expenses	6,650	4,277	4,732
Total financial income (expenses), net	$ (6,239)	$ (3,432)	$ (3,235)